UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 20,  2011

Wind Works Power Corp.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-113296	98-0409895
(Commission File Number)	(IRS Employer Identification No.)

346 Waverley Street

Ottawa, Ontario Canada

K2P 0W5

(Address of Principal Executive Offices)

(613)  226-7883

(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

     Certain  statements  included  in this Form 8-k regarding  Wind Works Power Corp.  ( the “Company”) that are not  historical  facts are  forward-looking statements,  including  the  information  provided  with  respect  to the future business  operations  and  anticipated  operations  of the Company.    These forward-looking  statements are based on current expectations, estimates,  assumptions and beliefs of management,  and words such as "expects," "anticipates,"   "intends,"   "plans,"   "believes,"   "estimates"  and  similar expressions  are intended to identify  such  forward-looking  statements.  These forward-looking  statements involve risks and uncertainties,  including, but not limited  to,  the  success  of our  current  or  proposed  business  activities.  Accordingly, actual results may differ.

Section  1- Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On  July 20, 2011 we entered into a Cooperation Agreement with a german project developer  (“Developer”) in connection with the development of a 15 MW wind farm located near Magdeburg in the eastern part of Germany.  Both Developer and Wind Works are 50% equity owners in the project and all developmental costs and revenues  will be shared equally by the respective parties.

For a more detailed description of the Cooperation Agreement,  you are urged to review the Agreement in its entirety which is set forth on Exhibit 10.1.

Also on July 20, 2011, Zero Emission People Capital GmbH, a German limited liability company, (“ZEP”)  and wholly owned subsidiary entered into a joint venture agreement with Xxx a German project developer (“Project Developer”).  Project Developer is developing a wind generation facility near Frankfurt, Germany with nameplate capacity of 6 MW.  The project will be owned on a 50/50 basis, subject to  milestone purchase price payments by ZEP.  The Purchase Price payable by ZEP to the Project Developer is 450,000 Euros (approximately$648,000 based on the exchange rate on July 22, 2011) of which 45,000 euros have been paid.  Additional payments will be due and payable subject to milestones.

For a more detailed description of the Joint Venture Agreement, you are urged to review the Agreement  in its entirety which is set forth on Exhibit 10.2.

Item 9.02 Financial Statements and Exhibits.

Exhibit 10.1  Cooperation Agreement between Developer and Wind Works

Exhibit 10.2 Joint Venture Agreement between Zero Emission People and XxxProject Developer

Exhibit 99.1   Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   July 25, 2011

Wind Works Power Corp.
By:	/s/Ingo Stuckmann
Ingo Stuckmann, CEO